EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
GST Equipment Funding, Inc.:

We consent to the use of our report, dated August 11, 1997, included in the Registration Statement on Form S-4, dated September 26, 1997, of GST Telecommunications, Inc. and GST Equipment Funding, Inc. and to the reference to our firm under the heading "Experts" in the Registration Statement.


                                             /s/ KPMG Peat Marwick LLP
                                             -------------------------
                                                 KPMG Peat Marwick LLP

Portland, Oregon
September 26, 1997